2000 ANNUAL REPORT OCTOBER 31, 2000

                                          FIRSTAR FUNDS

                                          U.S. Treasury Money Market Fund
                                          Emerging Growth Fund
                                          Core International Equity Fund

U.S. TREASURY MONEY MARKET FUND


INVESTMENT REVIEW:

Money Market Funds continued to provide strong inflation-adjusted returns. In an attempt to slow down economic growth and fend off inflation, the Federal Reserve increased the overnight lending rate from 5.50% at the beginning of the year to 6.50% during the first half of 2000. As a result, money market rates rose steadily through the early part of the year. The Federal Reserve maintained the overnight lending rate at 6.50% in subsequent months, and, as a result, money market rates have leveled off.

STRATEGY:

Firstar Money Market Funds are managed with quality and safety of principal as primary goals. All securities purchased by the Funds must meet our internal high standards for minimal credit risk and must also meet the strict guidelines set by the Securities and Exchange Commission ("SEC"). Our credit research team closely monitors all investment to ensure quality standards are met.

LOOKING AHEAD - THE FORECAST:

Looking ahead, we expect controlled economic growth. Next year, we anticipate the Federal Reserve will take a loosening stance and roll interest rates back slightly. As always, we will continue to manage the funds in a manner that provides for preservation of capital and liquidity while maintaining superior credit quality.

We appreciate your continued confidence in the Firstar Funds.

Brad Peters, CFA,CPA,CFP
Margaret Radske
Maclovio Vega
Portfolio Managers
Firstar Investment Research & Management Company, LLC (FIRMCO)

FIRSTAR EMERGING GROWTH FUND

STRATEGY
Firstar Emerging Growth Fund seeks capital appreciation. The Fund pursues its objective by investing the majority of its assets in small-sized companies with market capitalizations between $250 million and $2 billion.

MARKET CONDITIONS
The stock market for the fiscal year ending October 31, 2000 was a story of two very different markets. The first four-plus months saw the NASDAQ Composite increase more than 70% as the insatiable appetite for technology stocks drove this sector to mind-boggling valuations. While technology clearly maintained the strongest fundamentals of any sector throughout the fiscal year, stock prices began to reflect more than these companies could deliver. In the final seven-plus months of the fiscal year, the NASDAQ fell by more than 30% and the market rotated into sectors such as healthcare, energy and consumer staples.

Perhaps more important to our shareholders, this fiscal year marked the first since 1993 that small-cap stocks significantly outperformed large-cap stocks.

INVESTMENT REVIEW
In the twelve months ended October 31, 2000, we are pleased to report Firstar Small Cap Core Equity Fund outperformed the S&P SmallCap 600 Index. The Fund's return was 40.99% (Institutional shares) while the S&P SmallCap 600 earned 25.27%.

A major factor driving this outperformance was strong relative returns in technology. The Fund' s overweight position in semiconductors throughout the year, with companies such as Integrated Device Technologies and Burr Brown providing solid returns. Technology/outsourcing services companies also contributed to our outperformance, including large holdings in Bisys Group and Acxiom Corporation. The business models of all of these outsourcing companies include a significant amount of recurring revenues, and investors preferred the visibility of these models in the second half of the year as the rest of technology suffered.

Outside of technology, consumer cyclicals was the other major sector that performed well within the Fund this year. This is a very diverse group of companies with the only consistent underlying theme being the strong U.S. consumer. Solid returns were generated by Brinker International, an operator of restaurants including Chili's and Macaroni Grill, Ultimate Electronics, a retailer of consumer electronics, and Anchor Gaming, a designer and operator of video gaming machines.

LOOKING AHEAD - THE OUTLOOK
As we enter our fiscal 2001, we can't help but reflect on how the world has changed in the last twelve months. Last November, we had an accelerating U.S. economy, the Federal Reserve had just begun to raise interest rates, technology stock prices seemed to defy gravity and the market became more and more narrow by the day. Today we have a slowing U.S. economy, anticipation by many (including ourselves) that interest rates will fall, and a broadening market as investors continue to sell technology stocks.

In this environment, we have shifted the portfolio to take advantage of what we believe will continue to be a broader market. We have increased our weighting in financials to take advantage of a falling rate environment. We have also increased our health care exposure as we believe relative growth rates in this sector will improve in a slowing economic environment. In the area of technology, we are now roughly market weighted and will remain so as we get better clarity on end market demand for computers and telecommunications equipment and on channel inventory issues for products such as semiconductors and connectors.

Finally, we remain optimistic on small-cap stocks in general. We believe that the relative growth rates in both revenues and earnings for small-caps will be favorable in 2001, which should attract investor dollars. Also, the capital markets most likely will not be as active as they were in the past two years. Raising capital for new public companies tends to be a drag on fund flows to other small-cap companies, so the reduction in this activity should help the overall performance of smaller stocks. Our focus continues to be on buying well-managed small-cap companies at reasonable valuations, and maintaining a well diversified portfolio.

PORTFOLIO MANAGER PROFILE:   David Lettenberger, CFA and John Potter, CFA co-
manage Firstar Emerging Growth Fund _ each since September 2000. Mr. Lettenberger has been with FIRMCO and its affiliates since 1999 and has seven years of investment management experience. Mr. Potter joined FIRMCO in September 2000 and has six years of investment management experience.

     Emerging Growth - Institutional Class ($13,263)
     S&P SmallCap 600 ($13,180)

              Emerging Growth -
             Institutional Class   S&P SmallCap 600
8/15/1997           10,000                10,000
10/97               10,310                10,558
10/98                9,655                 9,390
10/99                9,407                10,521
10/00               13,263                13,180

This chart assumes an initial investment of $10,000 made on 8/15/97 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Performance is shown for Institutional shares, which have lower expenses than Series A or Series B shares. If those fees and expenses were reflected in the chart above, total return would have been reduced. Returns shown include the reinvestement of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
     Average Annual Returns for Periods ended October 31, 2000

                                            1 yr    3yr     Since Inception
Emerging Growth Fund - Institutional Class  41.0%   8.8%     9.2%(8/15/97)
Emerging Growth Fund - A - No Load          40.5%   8.5%     8.9%(8/15/97)
Emerging Growth Fund - A - Load <F1>        32.8%   6.5%     7.0%(8/15/97)
Emerging Growth Fund - B - No Load          39.5%      -    19.5% (3/1/99)
Emerging Growth Fund - B - Load <F2>        34.5%      -    17.4% (3/1/99)
S&P SmallCap 600 <F3>                       25.3%   7.7%     9.0%(8/15/97)
-------------------------------------------------------------------------------
A = Series A
B = Series B

<F1> Relects maximum sales charge of 5.50%.

<F2> Reflects maximum applicable deferred sales charge.

<F3> The S&P SMallCap 600 Index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations.

An investment cannot be made directly in an index.

Series A shares have a maximum 5.50% sales load and are subject to an annual 0.25% service organization fee. Series B shares have a 5.00% maximum deferred sales charge and are subject to an annual 0.25% service organization fee and a 0.75% 12b-1 fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

               CORE INTERNATIONAL EQUITY FUND

STRATEGY
Firstar Core International Equity Fund seeks to provide maximum, long-term total return consistent with reasonable risk to principal. The Fund pursues its objective by investing primarily in common stocks and other equity securities of companies located outside the United States.

MARKET CONDITIONS
The fiscal year ended October 31, 2000 was a difficult period for international equity performance. Higher interest rates and the most expensive energy prices in a decade made investors fear that prospective earnings growth could decelerate more than previously expected over the next 18 months. These concerns were confirmed by profit warnings issued by several high profile companies in the manufacturing sector this fall. In addition, some technology giants, who were perceived to be in the midst of a strong earnings upswing reported negative short-term outlooks late in the fiscal year. In this environment, the MSCI EAFE Index fell -2.90% during the twelve-months ended October 31, 2000.

INVESTMENT REVIEW
As of October 31, 2000, Firstar Core International Equity Fund's cumulative return since its inception on November 4, 1999 was -5.98% (Institutional shares).

The primary reason for the Fund's adverse comparison against the Index over this period was security selection. The portfolio emphasized relatively inexpensively valued stocks in the consumer and manufacturing sectors, and was underexposed to the more expensively priced growth stocks in the technology and telecommunications industries. In the first half of the period under review, this strategy lagged the Index by a considerable margin. More recent outperformance has narrowed, but not closed the gap.

LOOKING AHEAD - THE OUTLOOK
After years of economic recovery, earnings growth, and P/E multiple expansion, the world's equity markets seem to be in a transition. The aggregate effect of higher interest rates and costly energy is dampening earnings growth around the world, and investors are again considering the risks, as well as the potential return, associated with investments in their portfolio. With the optimism for future growth diminishing, we believe stocks that trade at a significant premium to the market have a higher risk of underperforming. Our outlook for international stocks, however, is still positive. GDP growth between the U.S. and Europe has now begun to narrow, and a slowing of the U.S. economy and subsequent decline in interest rates could prove to be the needed spark for the Euro. The stocks in the Firstar Core International Equity Fund have attractive growth prospects, but sell at a significant discount to index valuations. We continue to believe these attributes will produce attractive returns over the long-term.


PORTFOLIO MANAGER PROFILE: Andrew B. Williams, Senior Vice President of The Glenmede Trust Company has managed Firstar Core International Equity Fund since its inception on November 4, 1999. Mr. Williams joined Glenmede in 1985 and has been a portfolio manager with Glenmede since 1988.


Core International Equity - Institutional Class ($9,402)
EAFE Index ($9,710)

           Core International Equity -
              Institutional Class              EAFE Index
11/4/99             10,000                       10,000
4/30/00              9,962                       10,672
10/31/00             9,402                        9,710


This chart assumes an initial investment of $10,000 made on 11/4/99 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Performance is shown for Institutional shares, which have lower expenses than Series A or Series B shares. If those fees and expenses were reflected in the chart above, total return would have been reduced. Returns shown include the reinvestement of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------
     AVERAGE ANNUAL RETURNS FOR PERIODS ENDED OCTOBER 31, 2000

                                                            Since Inception
Core International Equity Fund - Institutional Class       (6.0)% (11/4/99)
Core International Equity Fund - A - No Load               (6.2)% (11/4/99)
Core International Equity Fund - A - Load <F1>            (11.4)% (11/4/99)
Core International Equity Fund - B - No Load               (6.7)% (11/4/99)
Core International Equity Fund - B - Load <F2>            (11.4)% (11/4/99)
EAFE Index <F3>                                            (2.9)% (10/31/99)
-----------------------------------------------------------------------------
A = Series A
B = Series B

<F1> Relects maximum sales charge of 5.50%.
<F2> Reflects maximum applicable deferred sales charge.
<F3> The Morgan Stanley Capital International Europe, Australia and Far East
Index ("MSCI/EAFE") is an unmanaged index composed of 20 European and Pacific Basin Countries The MSCI/EAFE Index is the most recognized international index and is weighted by market capitalization

An investment cannot be made directly in an index.

Series A shares have a maximum 5.50% sales load and are subject to an annual 0.25% service organization fee. Series B shares have a 5.00% maximum deferred sales charge and are subject to an annual 0.25% service organization fee and a 0.75% 12b-1 fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

STATEMENT OF ASSETS AND LIABILITIES
( AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA )
OCTOBER 31, 2000
                                                                       CORE
                                                        EMERGING  INTERNATIONAL
                                                         GROWTH       EQUITY
                                                          FUND         FUND
                                                        --------   ------------
ASSETS:
Investments, at value
(cost$181,039 and $42,243 respectively)                $209,601      $38,968
  Cash                                                        -            -
  Foreign Currency                                            -          131
  Interest receivable                                       228          136
  Capital Shares sold                                        30            -
  Receivable for securities sold                          6,361            -
  Other assets                                               11          107
                                                      ---------     --------
Total Assets                                            216,231       39,342
                                                      ---------     --------
LIABILITIES:
  Payable for securities purchased                        4,131            -
  Capital shares redeemed                                 1,543           34
  Payable to affiliates                                     202          104
  Accrued expenses and other liabilities                    136           26
                                                      ---------     --------
  Total Liabilities                                       6,012          164
                                                      ---------     --------
NET ASSETS                                              210,219       39,178
                                                      =========     ========

NET ASSETS CONSIST OF:
  Capital stock                                         159,535       41,646
  Undistributed net investment income (loss)              (373)          313
  Undistributed accumulated net realized gains
    on investments                                       22,495          508
  Unrealized net appreciation (depreciation ) on:
    Investments                                          28,562      (3,275)
    Futures contracts
    Foreign currency                                                    (14)
                                                      ---------     --------
  Total Net Assets                                      210,219       39,178
                                                      =========     ========

SERIES A:
  Net assets                                             11,128           29
  Shares authorized ( $.0001 par value )                100,000      100,000
  Shares issued and outstanding                             852            3
  Net asset value and redemption price per share <F1>    $13.05        $9.37
                                                       ========     ========
  Maximum offering price per share <F1>                  $13.81        $9.92
                                                       ========     ========
SERIES B:
  Net assets                                                408          117
  Shares authorized ( $.0001 par value )                100,000      100,000
  Shares issued and outstanding                              32           13
  Net asset value, and offering
     price per share <F1> <F2>                           $12.90        $9.32
                                                       ========     ========
SERIES INSTITUTIONAL:
  Net assets                                            198,684       39,032
  Shares authorized ( $.0001 par value )                100,000      100,000
  Shares issued and outstanding                          15,126        4,155
  Net asset value, and redemption price and
    offering price per share <F1>                        $13.14        $9.39
                                                       ========     ========
<F1> Amounts may not recalculate due to rounding.
<F2> Redemption price varies based on length of time shares are held.

             See notes to the financial statements

STATEMENT OF ASSETS AND LIABILITIES
( AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA )
OCTOBER 31, 2000

                                                      U.S.
                                                    TREASURY
                                                      MONEY
                                                   MARKET FUND
                                                  ------------
ASSETS:
  Investments, at amortized cost                    $141,685
  Receivable for securities matured                        -
  Interest receivable                                  1,124
  Capital Shares sold                                      -
  Other                                                    2
                                                    --------
  Total Assets                                       142,811
                                                    --------

LIABILITIES:
  Capital shares redeemed                                  -
  Dividends payable                                      638
  Payable to affiliates                                   94
  Accrued expenses and other liabilities                  21
                                                    --------
  Total Liabilities                                      753
                                                    --------
NET ASSETS                                          $142,058
                                                    ========

CAPITAL STOCK, $.0001 par value
  Authorized                                       5,000,000
  Issued and outstanding                             142,058

NET ASSET  VALUE,
  REDEMPTION PRICE AND
  OFFERING PRICE PER SHARE                             $1.00
                                                       =====
        See notes to the financial statements

STATEMENT OF OPERATIONS
( AMOUNTS IN THOUSANDS )
PERIOD ENDED OCTOBER 31, 2000

                                                      EMERGING       CORE
                                                       GROWTH    INTERNATIONAL
                                                        FUND   EQUITY FUND <F1>
                                                      -------- ----------------
INVESTMENT INCOME:
  Dividend income:
    Domestic                                            $694
    Foreign (net of withholding tax of $143)                           $825
  Interest income:
    Domestic                                             936             79
    Foreign
  Other income
                                                   ---------       --------
                                                       1,630            904
                                                   ---------       --------
EXPENSES:
  Investment advisory fees                             1,449            474
  Administration fees                                    205             40
  Transfer agent fees and expenses                        53             34
  Fund accounting fees                                    52             47
  Service organization fees - Series A                    28              0
  Service organization fees - Series B                     1              0
  12b-1 fees - Series B                                    2              0
  Custody fees                                            54             31
  Federal and state registration fees                     67             38
  Professional fees                                       54             61
  Reports to shareholders                                 20              8
  Amortization of organization costs                       4              0
  Director's fees and expenses                             8              7
  Other                                                    4              6
                                                   ---------       --------
  Total expenses before waiver                         2,001            746
    Less:  Waiver of expenses                                         (196)
                                                   ---------       --------
    Net Expenses                                       2,001            550
                                                   ---------       --------
NET INVESTMENT INCOME (LOSS)                           (371)            354
                                                   ---------       --------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
    Investments                                       41,645            509
    Foreign currency                                                    (1)
  Net change in unrealized appreciation
     (depreciation) on:
    Investments                                       17,949        (3,275)
    Foreign currency                                                   (14)
                                                   ---------       --------

  Net gain (loss) on investments and
    foreign currency                                  59,594        (2,781)
                                                   ---------       --------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                            $59,223       $(2,427)
                                                   =========       ========

<F1> Results of operations are from the commencement of operations of November
4, 2000

                  See notes to the financial statements

STATEMENT OF OPERATIONS
( AMOUNTS IN THOUSANDS )
YEAR ENDED OCTOBER 31, 2000


                                                        U.S. TREASURY
                                                        MONEY MARKET
                                                             FUND
                                                        -------------
INVESTMENT INCOME:
  Interest income:                                         $7,008
                                                         --------

EXPENSES:
  Investment advisory fees                                    610
  Administration fees                                         130
  Service organization fees                                     0
  Custody fees                                                 21
  Transfer agent fees and expenses                             33
  Fund accounting fees                                         34
  Professional fees                                            37
  Reports to shareholders                                       9
  Federal and state registration fees                          23
  Director's fees and expenses                                  6
  Other                                                         2
                                                         --------

    Total expenses before waiver                              905
      Less:  Waiver of expenses                               (4)
                                                         --------

      Net Expenses                                            901
                                                         --------

NET INVESTMENT INCOME                                      $6,107
                                                         ========

         See notes to the financial statements

STATEMENT OF CHANGES IN NET ASSETS
( AMOUNTS IN THOUSANDS )

                                         EMERGING GROWTH   CORE INTERNATIONAL
                                              FUND            EQUITY FUND
                                        -----------------  -----------------
                                         Year       Year      11/4/1999<F1>
                                        ended      ended         through
                                     October 31,October 31,    October 31,
                                         2000       1999           2000
                                        -----      -----          -----
OPERATIONS:
  Net investment income ( loss )         $(371)    $(157)          $354
  Net realized gain ( loss ) on:
    Investments                          41,645   12,915)           509
    Foreign currency                                    -           (1)
  Net change in unrealized
    apprecaition ( depreciation ) on:
    Investments                          17,949     8,864       (3,275)
    Foreign currency                                    -          (14)
                                       --------   -------      --------
  Net increase ( decrease ) in net
    assets resulting from operations     59,223   (4,208)       (2,427)
                                       --------   -------      --------
CAPITAL SHARE TRANSACTIONS:
  Shares sold                            52,433   140,767        43,007
  Shares issued to owners in
    reinvestment of dividends                 -        71            41
  Shares redeemed                      (50,753)  (60,500)       (1,402)
                                       --------   -------      --------
  Net increase ( decrease ) in net
    assets as a result of capital
    share transactions                    1,680    80,338        41,646
                                       --------   -------      --------
DISTRIBUTIONS TO SERIES A SHAREOWNERS:
    From net investment income                -      (15)             0
    From net realized gains                   -         -             -
                                       --------   -------      --------
                                              -      (15)             -
                                       --------   -------      --------
DISTRIBUTIONS TO SERIES B SHAREOWNERS:
    From net investment income                -         -             0
    From net realized gains                   -         -             -
                                       --------   -------      --------
                                              -         -             -
                                       --------   -------      --------
DISTRIBUTIONS TO SERIES INSTITUTIONAL
  SHAREOWNERS:
  From net investment income                  -      (83)          (41)
  From net realized gains                     -         -             -
                                       --------   -------      --------
                                              -      (83)          (41)
                                       --------   -------      --------

TOTAL INCREASE ( DECREASE ) IN
    NET ASSETS                           60,903    76,032        39,178

NET ASSETS
  Beginning of period                   149,316    73,284             -
                                       --------   -------      --------

  End of period ( including
    undistributed net investment
    income ( loss ) of $(373) and
     $313, respectively )              $210,219  $149,316       $39,178
                                       ========  ========       =======

<F1> Commencement of operations

                   See notes to the financial statements

STATEMENT OF CHANGES IN NET ASSETS
( AMOUNTS IN THOUSANDS )
                                                     U.S. TREASURY
                                                      MONEY MARKET
                                           ---------------------------------
                                                 Year             Year
                                                ended            ended
                                           October 31, 2000 October 31, 1999
                                           ---------------- ---------------
OPERATIONS:
  Net investment income                         $6,107           $4,214
                                             ---------        ---------
  Net increase
    in net assets resulting from operations      6,107            4,214
                                             ---------        ---------
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                  309,502          345,253
  Shares issued to owners in
    reinvestment of dividends                      434              422
  Shares redeemed                            (263,417)        (342,008)
                                             ---------        ---------
  Net increase                                  46,519            3,667
                                             ---------        ---------

DIVIDENDS PAID FROM:
  From net investment income                   (6,107)          (4,214)
                                             ---------        ---------
TOTAL INCREASE ( DECREASE ) IN
  IN NET ASSETS                                 46,519            3,667

NET ASSETS
  Beginning of period                           95,539           91,872
                                             ---------        ---------

  End of period                               $142,058          $95,539
                                             =========        =========

                   See notes to the financial statements

FINANCIAL HIGHLIGHTS
INSTITUTIONAL
EQUITY FUNDS

PER SHARE DATA


                                                  Income from Investment Operations                     Less Distributions
Per Share Data                                   ----------------------------------                     ------------------
                                Net                     Net Realized and                     Dividends
                            Asset Value       Net       Unrealized Gains   Total From        from Net    Distributions
                             Beginning     Investment    or (Losses) on    Investment       Investment       From          Total
                             of Period  Income ( Loss )    Securities      Operations         Income     Capital Gains Distributions
------------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH
------------------------------------------------------------------------------------------------------------------------------------
Aug. 15, 1997<F1> through
  Oct. 31, 1997                 $10.00          $0.02          $0.29          $0.31              $--             $--           $--
------------------------------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1998      10.31       0.05<F6>         (0.71)         (0.66)           (0.02)          (0.05)        (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1999       9.58         (0.01)         (0.24)         (0.25)           (0.01)              --        (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended October 31, 2000       9.32     (0.02)<F6>           3.84           3.82               --              --            --
------------------------------------------------------------------------------------------------------------------------------------
CORE INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
Nov. 4, 1999<F1> through
  Oct. 31, 2000                  10.00         0.09 6         (0.69)         (0.60)           (0.01)              --        (0.01)
------------------------------------------------------------------------------------------------------------------------------------


                                                                            Supplemental Data and Ratios
                                                            --------------------------------------------------------
                                                                                         Ratio of Net
                                                            Net Assets   Ratio of Net     Investment
                              Net Asset                       End of       Expenses     Income (Loss)       Portfolio
                              Value, End      Total           Period      to Average      to Average        Turnover
                              of Period       Return          (000s)      Net Assets      Net Assets        Rate<F7>
                              ----------     -------        ---------     ----------     -----------        ---------
EMERGING GROWTH
------------------------------------------------------------------------------------------------------------------------
Aug. 15, 1997<F1> through
  Oct. 31, 1997                 $10.31     3.10% <F2>        $48,044  0.90%<F3><F4>    1.18%<F3><F4>      14.51%<F2>
------------------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1998       9.58        (6.35)%         60,400      0.90%<F4>        0.49%<F4>         132.63%
------------------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1999       9.32        (2.57)%        139,279      1.05%<F4>       (0.1)%<F4>         115.65%
------------------------------------------------------------------------------------------------------------------------
Year Ended October 31, 2000      13.14         40.99%        198,684          1.02%          (0.18)%         124.98%
------------------------------------------------------------------------------------------------------------------------
CORE INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------------
Nov. 4, 1999<F1> through
  Oct. 31, 2000                   9.39    (5.98)%<F2>         39,032  1.45%<F3><F5>    0.93%<F3><F5>      29.46%<F2>
------------------------------------------------------------------------------------------------------------------------


<F1> Commencement of operations

<F2> Not Annualized

<F3> Annualized

<F4> Without fees waived, ratios of net expense to average net assets for the fiscal years ended October 31, 1999, 1998, 1997 would have been 1.07%, 1.17%, 1.24% respectively; and ratios of net investment income to average net assets for the fiscal years ended October 31, 1999, 1998 and for the period ended October 31, 1997 would have been (0.12)%, 0.22%, and 0.84%, respectively.

<F5> Without fees waived, ratio of net expense to average net assets for the period ended October 31, 2000 would have been 1.97%, and ratio of net investment income to average net assets for the period ended October 31, 2000 would have been 0.41%.

<F6> Net investment income (loss) per share represents net investment income divided by the average shares outstanding throughtout the period.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

            See  notes to the financial statements

FINANCIAL HIGHLIGHTS
RETAIL A SHARE
EQUITY FUNDS


                                                 Income from Investment Operations                 Less Per Share Data
                                               -------------------------------------        -------------------------------------
                                    Net                    Net Realized and                  Dividends
                                Asset Value        Net     Unrealized Gains   Total From     from Net   Distributions
                                 Beginning      Investment  or (Losses) on    Investment    Investment      From         Total
                                 of Period   Income ( Loss )  Securities      Operations      Income    Capital GainsDistributions
---------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH
---------------------------------------------------------------------------------------------------------------------------------
Aug. 15, 1997<F1> through
  Oct. 31, 1997                    $10.00         $0.02          $0.29          $0.31            $--           $--          $--
---------------------------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1998         10.31      0.03<F6>         (0.71)         (0.68)         (0.02)        (0.05)       (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1999          9.56        (0.02)         (0.24)         (0.26)         (0.01)            --       (0.01)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended October 31, 2000          9.29    (0.05)<F6>           3.81           3.76             --            --           --
---------------------------------------------------------------------------------------------------------------------------------
CORE INTERNATIONAL EQUITY
---------------------------------------------------------------------------------------------------------------------------------
Nov. 4, 1999<F1>through
  Oct. 31, 2000                     10.00      0.07<F6>         (0.69)         (0.62)         (0.01)            --       (0.01)
---------------------------------------------------------------------------------------------------------------------------------

                                                                            Supplemental Data and Ratios
                                                             ----------------------------------------------------------
                                                                                         Ratio of Net
                                                             Net Assets    Ratio of Net   Investment
                                  Net Asset                    End of        Expenses    Income (Loss)      Portfolio
                                 Value, End     Total          Period       to Average    to Average        Turnover
                                  of Period    Return          (000s)       Net Assets    Net Assets        Rate <F7>
------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH
------------------------------------------------------------------------------------------------------------------------
Aug. 15, 1997<F1> through
  Oct. 31, 1997                    $10.31     3.10%<F2>         $5,355  1.15%<F3><F4>  0.93%<F3><F4>    14.51%<F2>
------------------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1998          9.56        -6.58%         12,884      1.15%<F4>     0.24% <F4>       132.63%
------------------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1999          9.29        -2.72%          9,957      1.30%<F4>   (0.35)% <F4>       115.65%
------------------------------------------------------------------------------------------------------------------------
Year Ended October 31, 2000         13.05        40.47%         11,128          1.27%        (0.43)%       124.98%
------------------------------------------------------------------------------------------------------------------------
CORE INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------------
Nov. 4, 1999<F1>through
  Oct. 31, 2000                      9.37   (6.21)%<F2>             29  1.70%<F3><F5>   0.68<F3><F5>    29.46%<F2>
------------------------------------------------------------------------------------------------------------------------


<F1>  Commencement of operations

<F2> Not Annualized

<F3>  Annualized

<F4> Without fees waived, ratios of net expense to average net assets for the fiscal years ended October 31, 1999, 1998, 1997 would have been 1.32%, 1.42%, 1.59% respectively; and ratios fo net investment income to average net assets for the fiscal years ended October 31, 1999, 1998 and for the period ended October 31, 1997 would have been (0.37)%, (0.03)% and 0.59%, respectively.

<F5> Without fees waived, ratio of net expense to average net assets for the period ended October 31, 2000 would have been 2.22%, and ratio of net investment income to average net assets for the period ended October 31, 2000 would have been 0.16%.

<F6> Net investment income (loss) per share represents net investment income divided by the average shares outstanding throughtout the period.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements

FINANCIAL HIGHLIGHTS
RETAIL B SHARE
EQUITY FUNDS


                                               Income from Investment Operations              Less Distributions
Per Share Data                                ----------------------------------              -------------------
                                  Net                 Net Realized and              Dividends
                              Asset Value      Net    Unrealized Gains Total From    from Net      Distributions
                               Beginning   Investment  or (Losses) on  Investment   Investment         From          Total
                               of Period Income ( Loss ) Securities    Operations     Income       Capital Gains Distributions
-------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH
-------------------------------------------------------------------------------------------------------------------------------
March 1, 1999<F1> through
  Oct. 31, 1999                    $9.57  $(0.07)<F5>     $(0.25)       $(0.32)         $--               $--           $--
-------------------------------------------------------------------------------------------------------------------------------
Year Ended October 31, 2000         9.25   (0.17)<F5>        3.82          3.65          --                --            --
-------------------------------------------------------------------------------------------------------------------------------
CORE INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------------------------------
Nov. 4, 19991 through
  Oct. 31, 2000                    10.00 0.00<F5><F6>      (0.67)        (0.67)      (0.01)                --        (0.01)
-------------------------------------------------------------------------------------------------------------------------------


                                                                       Supplemental Data and Ratios
                                                           ---------------------------------------------------
                                                                                  Ratio of Net
                                                          Net Assets Ratio of Net  Investment
                               Net Asset                    End of     Expenses   Income (Loss)    Portfolio
                               Value, End     Total         Period    to Average   to Average       Turnover
                               of Period     Return         (000s)    Net Assets   Net Assets       Rate<F7>
----------------------------------------------------------------------------------------------------------------
EMERGING GROWTH
----------------------------------------------------------------------------------------------------------------
March 1, 1999<F1> through
  Oct. 31, 1999                    $9.25  (3.34)%<F2>          80     2.08%<F3>   1.17%<F3>       115.65%<F2>
----------------------------------------------------------------------------------------------------------------
Year Ended October 31, 2000        12.90       39.46%         408         2.02%     (1.18)%           124.98%
----------------------------------------------------------------------------------------------------------------
CORE INTERNATIONAL EQUITY
----------------------------------------------------------------------------------------------------------------
Nov. 4, 19991 through
  Oct. 31, 2000                     9.32   (6.71)<F2>         117 2.45%<F3><F4> (0.07)%<F3><F4>    29.46%<F2>
----------------------------------------------------------------------------------------------------------------


<F1> Commencement of operations

<F2>  Not Annualized

<F3> Annualized

<F4> Without fees waived, ratio of net expense to average net assets for the period ended October 31, 2000 would have been 2.97%, and ratio of net investment income to average net assets for the period ended October 31, 2000 would have been (0.59)%.

<F5> Net investment income (loss) per share represents net investment income divided by the average shares outstanding throughtout the period.

<F6> Amount is less than $0.005 per share.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

            See notes to the financial statements

FINANCIAL HIGHLIGHTS



PER SHARE DATA

                                                                                     Supplemental Data and Ratios
                                                                         --------------------------------------------------
                                                                                                      Ratio of
                          Net Asset              Dividends      Net                    Ratio of    Net Investment
                           Value,       Net      from Net  Asset Value,   Net Assets  Net Expenses     Income
                          Beginning Investment  Investment    End of        End of    to Average     to Average         Total
                          of Period   Income      Income      Period    Period (000s) Net Assets     Net Assets        Return
-------------------------------------------------------------------------------------------------------------------------------
US TREASURY MONEY MARKET
-------------------------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1996 $1.00       $0.05     (0.05)       $1.00      $53,430     0.60%<F1>      4.70%<F1>          4.80%
-------------------------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1997  1.00        0.05     (0.05)        1.00       78,478     0.60%<F1>      4.67%<F1>          4.80%
-------------------------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1998  1.00        0.05     (0.05)        1.00       91,872     0.60%<F1>      4.62%<F1>          4.71%
-------------------------------------------------------------------------------------------------------------------------------
Year Ended October 31, 1999  1.00        0.04     (0.04)        1.00       95,539     0.71%<F1>      3.94%<F1>          4.01%
-------------------------------------------------------------------------------------------------------------------------------
Year Ended October 31, 2000  1.00        0.05     (0.05)        1.00      142,058     0.74%<F1>      5.02%<F1>          5.09%
-------------------------------------------------------------------------------------------------------------------------------

<F1>  Without fees waived, ratios of net expense to average net assets for the fiscal years ended October 31, 1999, 1998, 1997,1996, would have been 0.74%, 0.77%, 0.78%, 0.80%, respectively; and ratios fo net investment income to average net assets for the fiscal years ended October 31, 1999, 1998, 1997, 1996, would have been 3.91%, 4.45%, 4.49% 4.50%, respectively.

                 See notes to the financial statements

EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000


 Number                                                      Market Value
of Shares                                                   (in thousands)
---------                                                   --------------
           COMMON STOCKS 87.4%

           ADVERTISING 0.7%
25,500     Catalina Marketing Corporation <F1>                  $1,001
14,500     True North Communications, Inc.                         546
                                                              --------
                                                                 1,547
                                                              --------
           AEROSPACE & AIRCRAFT 0.5%
37,800     REMEC, Inc. <F1>                                      1,127
                                                              --------
           AIR TRANSPORTATION 0.9%
52,300     Atlantic Coast Airlines Holdings, Inc<F1>             1,870
                                                              --------
           AUTO - RENTALS 1.5%
108,200    Avis Group Holdings, Inc.<F1>                         3,232
                                                              --------
           BANKING  3.8%
40,500     Commerce Bancorp, Inc.                                2,453
72,100     Cullen/Frost Bankers, Inc.                            2,402
102,900    National Commerce Bancorporation                      2,187
20,700     Silicon Valley Bancshares                               957
                                                              --------
                                                                 7,999
                                                              --------
           BATTERIES  1.1%
156,700    Rayovac Corporation<F1>                               2,311
                                                              --------
           BIOTECHNOLOGY  2.8%
29,000     Albany Molecular Research, Inc.<F1>                   1,686
7,600      COR Therapeutics, Inc. <F1>                             429
16,000     Intermune Phamaceuticals, Inc. <F1>                     800
59,100     Lexicon Genetics, Inc.                                1,197
7,400      Sangamo BioSciences, Inc.<F1>                           193
74,000     Texas Biotechnology Corporation<F1>                   1,091
16,600     Tularik, Inc.<F1>                                       527
                                                              --------
                                                                 5,923
                                                              --------
           BUILDING & CONSTRUCTION 1.7%
52,875     Astec Industries, Inc.<F1>                              545
36,200     Granite Construction, Inc.<F1>                          826
36,100     Trex Company, Inc.<F1>                                1,349
58,400     U.S. Aggregates, Inc.<F1>                               818
                                                              --------
                                                                 3,538
                                                              --------
           BUSINESS MACHINES & SOFTWARE 2.7%
100,330    Affiliated Computer Services, Inc.<F1>                5,587
                                                              --------
           BUSINESS SERVICES 3.0%
90,035     F.Y.I. Incorporated <F1>                              3,613
131,500    The Source Information Management Company<F1>           723
84,935     Steiner Leisure Ltd<F1>                               1,869
                                                              --------
                                                                 6,205
                                                              --------
           COMMUNICATIONS & MEDIA 0.8%
60,000     Cumulus Media, Inc.<F1>                                $375
154,700    Radio One, Inc.<<F1>                                  1,240
                                                              --------
                                                                 1,615
                                                              --------
           COMPUTERS 1.7%
94,400     Read-Rite Corporation <F1>                              702
63,700     Zebra Technologies Corporation<F1>                    2,791
                                                              --------
                                                                 3,493
                                                              --------
           COMPUTERS SERVICES 0.2%
12,800     Inforte Corporation <F1>                                392
                                                              --------
           DATA PROCESSING 6.4%
170,391    Acxiom Corporation <F1>                               6,858
124,030    The BISYS Group, Inc.<F1>                             5,845
15,800     ChoicePoint, Inc. <F1>                                  809
                                                              --------
                                                                13,512
                                                              --------
           DRUGS 2.1%
6,700      Alexion Pharmaceuticals, Inc. <F1>                      693
14,900     Barr Laboratories, Inc. <F1>                            941
9,850      Cephalon, Inc. <F1>                                     528
36,000     Shire Pharmaceuticals Group PLC - ADR<F1>             2,263
                                                              --------
                                                                 4,425
                                                              --------
           ELECTRICAL COMPONENTS & SEMICONDUCTORS 9.7%
86,200     Benchmark Electronics, Inc. <F1>                      3,470
14,900     Coherent, Inc. <F1>                                     519
25,600     CTS Corporation                                       1,099
11,800     Exar Corporation <F1>                                   527
37,400     Integraded Device Technology, Inc. <F1>               2,106
83,800     IXYS Corporation <F1>                                 2,113
34,900     Littelfuse, Inc. <F1>                                 1,012
19,100     Methode Electronics, Inc.                               719
48,500     Pericom Semiconductor Corporation<F2>                 1,285
87,000     Photronics, Inc. <F1>                                 1,963
98,300     Power Integrations, Inc. <F1>                         1,316
18,600     SIPEX Corporation <F1>                                  732
33,600     TriQuint Semiconductor, Inc. <F1>                     1,287
153,100    Viasystems Group, Inc. <F1>                           2,172
                                                              --------
                                                                20,320
                                                              --------
           ELECTONICS 1.6%
19,500     Artesyn Technologies, Inc. <F1>                         792
7,900      C & D Technologies, Inc.                                467
24,200     Camtek, Ltd. <F1>                                       194
19,400     KEMET Corporation <F1>                                  541
20,000     Millipore Corporation                                 1,049
7,300      Vicor Corporation <F1>                                  394
                                                              --------
                                                                 3,437
                                                              --------
           ENTERTAINMENT & LEISURE 1.6%
34,400     Anchor Gaming<F1>                                     2,922
138,430    Cinar Corporation <F1>                                  432
                                                              --------
                                                                 3,354
                                                              --------
           FINANCIAL SERVICES 2.4%
50,200     AmeriCredit Corporation <F1>                          1,349
68,700     Federated Investors, Inc.                             2,001
59,200     Queens County Bancorp, Inc.                           1,658
                                                              --------
                                                                 5,008
                                                              --------
           FOOD & BEVERAGE 1.8%
75,500     Dean Foods Company                                   $2,416
74,000     Universal Foods Corporation                           1,461
                                                              --------
                                                                 3,877
                                                              --------
           HEALTH CARE SERVICES & SUPPLIES 2.3%
172,200    Omnicare, Inc.                                        3,014
13,900     PolyMedia Corporation <F1>                              799
11,900     Universal Health Services, Inc.                         998
                                                              --------
                                                                 4,811
                                                              --------
           INSURANCE 5.2%
6,500      Everest Re Group, Ltd.                                  381
30,900     Fidelity National Financial, Inc.                       759
31,900     First American Corporation                              668
113,160    Arthur J. Gallagher & Co.                             7,143
51,200     Harleysville Group, Inc.                              1,181
12,000     Renaissance Re Holdings, Ltd.                           871
                                                              --------
                                                                11,003
                                                              --------
           INTERNET PRODUCTS & SERVICES 1.3%
67,900     Digitas, Inc. <F1>                                      811
49,000     PurchasePro.com, Inc. <F1>                            1,323
11,300     RSA Security, Inc. <F1>                                 655
                                                              --------
                                                                 2,789
                                                              --------
           LIQUOR 1.3%
55,900     Constellation Brands, Inc. <F1>                       2,725
                                                              --------
           MEDICAL INSTRUMENTS 1.9%
61,900     DENTSPLY International, Inc.<F1>                      2,147
141,100    Edwards Lifesciences Corporation<F1>                  1,896
                                                              --------
                                                                 4,043
                                                              --------
           MULTI-INDUSTRY  3.4%
92,300     GSI Lumonics, Inc.*                                   1,165
96,600     Kaydon Corporation                                    2,119
84,000     Mettler-Toledo International, Inc.<F1>                3,922
                                                              --------
                                                                 7,206
                                                              --------
           NETWORKING  0.9%
13,800     Aeroflex, Inc.<F1>                                      821
37,900     Computer Network Technology Corporation <F1>          1,152
                                                              --------
                                                                 1,973
                                                              --------
           OIL & GAS - DOMESTIC 2.1%
31,500     Atmos Energy Corporation                                728
43,200     Newfield Exploration Company<F1>                      1,631
41,400     Pogo Producing Company                                1,035
42,600     St. Mary Land & Exploration Company                     998
                                                              --------
                                                                 4,392
                                                              --------
           OIL & GAS SERVICES 5.6%
24,200     Cal Dive International, Inc. <F1>                     1,204
12,000     Dril-Quip, Inc. <F1>                                    396
16,925     Equitable Resources, Inc.                               982
36,300     Maverick Tube Corporation <F1>                          565
71,200     National-Oilwell, Inc.<F1>                            2,083
61,400     Pride International, Inc. <F1>                        1,554
19,200     The Shaw Group, Inc. <F1>                             1,565
23,600     Universal Compression Holdings, Inc. <F1>               681
61,200     Valero Energy Corporation                             2,023
44,600     WH Energy Services, Inc. <F1>                           619
                                                              --------
                                                                11,672
                                                              --------

           RESTAURANTS 0.8%
42,000     Brinker International, Inc. <F1>                     $1,649
                                                              --------

           PRINTING & PUBLISHING 0.3%
23,700     Banta Corporation                                       547
                                                              --------

           RETAIL 5.9%
117,000    Abercrombie & Fitch Company<F1>                       2,757
12,500     AnnTaylor Stores Corporation<F1>                        375
15,140     CDW Computer Centers, Inc. <F1>                         976
114,000    Family Dollar Stores, Inc.                            2,216
75,740     The Men's Wearhouse, Inc. <F1>                        2,215
59,900     Rent-A-Center, Inc.<F1>                               1,748
57,100     Ultimate Electronics, Inc. <F1>                       2,063
                                                              --------
                                                                12,350
                                                              --------
           SOFTWARE 2.4%
24,300     Aspen Technology, Inc. <F1>                           1,004
93,100     Dendrite International, Inc. <F1>                     2,025
87,250     QuadraMed Corporation<F1>                                99
86,100     Verity, Inc. <F1>                                     2,023
                                                              --------
                                                                 5,151
                                                              --------
           STEEL - SPECIALTY 0.4%
41,450     Allegheny Technologies, Inc.                            839
                                                              --------
           TELECOMMUNICATIONS EQUIPMENT 3.5%
16,000     ADTRAN, Inc. <F1>                                       608
47,400     Alpha Industries, Inc. <F1>                           1,890
4,300      Anaren Microwave, Inc. <F1>                             447
44,200     Black Box Corporation<F1>                             2,912
44,700     DMC Stratex Networks, Inc. <F1>                       1,034
11,225     Exfo Electro-Optical Engineering, Inc. <F1>             428
                                                              --------
                                                                 7,319
                                                              --------
           TELECOMMUNICATIONS SERVICES 1.4%
24,775     AirGate PCS, Inc. <F1>                                  954
32,200     Alamosa PCS Holdings, Inc. <F1>                         487
207,700    Asia Global Crossing, Ltd. <F1>                       1,454
                                                              --------
                                                                 2,895
                                                              --------

           TRANSPORTATION 1.2%
53,500     EGL, Inc.<F1>                                         1,525
46,900     Knightsbridge Tankers, Ltd.                           1,011
                                                              --------
                                                                 2,536
                                                              --------

           UTILITY  0.5%
47,300     Kansas City Power & Light Company                     1,138
                                                              --------


           Total Common Stock (Cost $155,248)                  183,810
                                                              --------

  Number
 of Shares
(in thousands)
--------------
           SHORT-TERM INVESTMENTS 12.3%
           INVESTMENT COMPANIES 3.7%
    138    Financial Square Prime Obligation Fund                 $138
  7,653    Short-Term Investments Co. Liquid Assets Portfolio    7,653
                                                              --------

           Total Investment Companies (Cost $7,791)              7,791
                                                              --------
 Principal
  Amount
(in thousands)
-------------
           VARIABLE RATE DEMAND NOTES 8.6%
$13,000    American Family Insurance Company                    13,000
  5,000    Sara Lee Corporation                                  5,000
                                                              --------
           Total Variable Rate Demand Notes (Cost $18,000)      18,000
                                                              --------
           Total Short-Term Investments (Cost $25,791)          25,791
                                                              --------
           Total Investments (Cost $181,039) 99.7%             209,601
                                                              --------
           Other Assets, less Liabilities 0.3%                     618
                                                              --------
           TOTAL NET ASSETS 100.0%                            $210,219
                                                              ========

     <F1> Non-income producing

           See notes to the financial statements

CORE INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000


  Number                                                            Market
of Shares                                      Industry             Value
---------                                      --------            -------
            COMMON AND PREFERRED STOCKS 96.9%

            AUSTRALIA 4.4%
  82,600    Australian Gas Light Company Ltd.  Gas Utility         $497,646
  31,000    Commonwealth Bank of Australia     Banks                461,201
 201,000    Foster's Brewing Group Ltd.        Brewery              455,185
  48,200    Westpac Banking Corporation        Banks                329,060
                                                                 ----------
                                                                  1,743,092
                                                                 ----------
            BELGIUM  2.2%
     900    Electrabel SA                      Electric Utility     195,211
  22,000    Fortis (B)                         Financial Services   673,165
                                                                 ----------
                                                                    868,376
                                                                 ----------
            CANADA 0.6%
   5,000    Magna International, Inc.
             - Class A                         Automobiles          224,375
                                                                 ----------
                                                                    224,375
                                                                 ----------
            DENMARK 2.1%
   6,500    Tele Danmark AS                    Telecommunications   307,194
  67,331    Nortic Baltic Holding AB<F1>       Financial Services   506,069
                                                                 ----------
                                                                    813,263
                                                                 ----------
            FRANCE 12.0%
   7,900    Alcatel                            Telecommunications   481,446
  10,000    Assurances Generales de France
             (AGF)                             Insurance            546,703
   5,626    Aventis SA                         Drugs                405,331
   3,000    Compagnie de Saint-Gobain          Building &
                                                Construction        396,423
   3,600    Groupe Danone                      Food & Beverages     502,865
   6,800    Lafarge SA                         Building &
                                                Construction        501,441
   7,700    Lagardere S.C.A.                   Multi-Industry       436,625
   8,303    Schneider Electric SA              Machinery            540,138
   6,122    Total Fina Elf                     Oil & Gas
                                                Exploration         874,868
                                                                 ----------
                                                                  4,685,840
                                                                 ----------
            GERMANY 6.8%
  15,800    Bayer AG                           Chemicals            684,336
  21,200    Continental AG                     Rubber-Tires         322,546
   7,300    E.On AG                            Electric             370,631
  10,500    Schering AG                        Drugs                584,718
   5,600    Siemens AG                         Multi-Industry       711,985
                                                                 ----------
                                                                  2,674,216
                                                                 ----------
            GREAT BRITAIN 18.2%
  83,000    Allied Domecq PLC                  Beverages           $429,404
  21,800    Associated British Foods PLC       Food Products        123,468
  57,000    Bass PLC                           Beverages            558,328
  39,000    BOC Group PLC                      Chemicals            543,712
 115,800    British Aerospace PLC              Aerospace            658,375
  33,000    British Telecommunications         Telecommunications   387,220
  92,100    Cadbury Schweppes PLC              Food Products        569,773
 253,000    Corus Group PLC                    Manufacturing        227,796
  35,200    Gallaher Group PLC                 Tobacco              206,262
 165,700    Invensys PLC                       Manufacturing        395,842
  36,200    Johnson Matthey PLC                Electronics          565,132
  30,000    Rio Tinto PLC                      Mining               485,768
  66,000    Royal & Sun Alliance Insurance
             Group PLC                         Insurance            470,128
  45,000    ScottishPower PLC                  Electric Utility     338,186
  49,500    SmithKline Beecham PLC             Drugs                639,776
 158,800    Tomkins PLC                        Manufacturing        378,205
  23,173    Trinity Mirror PLC                 Publishing           151,937
                                                                 ----------
                                                                  7,129,312
                                                                 ----------
            IRELAND 1.8%
  68,000    Allied Irish Banks PLC             Banks                691,643
                                                                 ----------
            ITALY 2.6%
 156,420    Benetton Group SPA                 Textiles & Apparel   283,725
 137,000    ENI SPA                            Oil & Gas
                                                Exploration         740,854
                                                                 ----------
                                                                  1,024,579
                                                                 ----------
            JAPAN 21.6%
  16,000    Canon, Inc.                        Photo Equipment      634,491
  23,600    Chugai Pharmaceutical
             Company, Ltd.                     Drugs                400,286
  30,000    Dai Nippon Printing Company, Ltd.  Printing             469,824
  18,000    Daiichi Pharmaceutical
             Company, Ltd.                     Drugs                511,036
      70    East Japan Railway Company         Transportation       401,960
  62,000    Fuji Heavy Industries, Ltd.        Automobiles          431,542
  15,000    Fuji Photo Film Company, Ltd.      Photo Equipment      556,370
  19,000    Kao Corporation                    Household Products   569,009
 106,000    Kubota Corporation                 Machinery            356,278
   4,000    Nintendo Company, Ltd.             Entertainment &
                                                Leisure             661,233
      37    Nippon Telegraph and Telephone
             Corporation                       Telecommunications   336,487
     850    Nippon Television Network
             Corporation                       Media                478,753
  19,000    The Nomura Securities
             Company, Ltd.                     Finance              402,830
   1,900    Rohm Company, Ltd.                 Electronics          478,698
  24,000    Shiseido Company, Ltd.             Household Products   309,919
  55,000    The Tokio Marine & Fire Insurance
             Company, Ltd.                     Insurance            607,474
  45,000    Toshiba Corporation                Electronics          321,458
  13,000    Toyota Motor Corporation           Automobiles          519,096
                                                                 ----------
                                                                  8,446,744
                                                                 ----------
            NETHERLANDS 10.9%
  28,600    ABN AMRO Holding NV                Banks                661,790
  11,500    Akzo Nobel NV                      Chemicals            522,949
  12,500    Hagemeyer NV                       Consumer Products    295,071
  25,000    Koninklijke Ahold NV               Retail - Food        725,335
  15,908    Koninklijke (Royal) Philips
             Electronics NV                    Electronics          624,427
  15,105    KPN NV                             Telecommunications   305,605
  15,100    Royal Dutch Petroleum Company      Oil & Gas
                                                Exploration         894,507
  11,200    TNT Post Group NV                  Transportation       236,949
                                                                 ----------
                                                                  4,266,633
                                                                 ----------
            NEW ZEALAND 0.7%
 129,100    Telecom Corporation                Telecommunications  $285,921
                                                                 ----------
            NORWAY 0.9%
  67,700    Christiania Bank Og Kreditkasse    Banks                352,312
                                                                 ----------
            SINGAPORE 0.7%
  29,000    Singapore Airlines LTD             Transportation       290,743
                                                                 ----------
            SPAIN 5.5%
  16,600    Banco Popular Espanol SA           Banks                495,974
  28,702    Centros Comerciales Carrefour SA   Retail               363,216
  30,800    Endesa SA                          Electric Utility     501,238
  30,100    Grupo Dragados SA                  Building &
                                                Construction        292,122
  31,000    Repsol - YPF SA                    Oil & Gas
                                                Exploration         491,880
                                                                 ----------
                                                                  2,144,430
                                                                 ----------
            SWEDEN 2.6%
   6,600    AstraZeneca Group PLC              Drugs                310,898
  23,300    Electrolux AB                      Appliances           292,994
17,800SKF   AB - Class B                       Manufacturing        263,802
10,600      Volvo AB                           Automobiles          162,914
                                                                 ----------
                                                                  1,030,608
                                                                 ----------
            SWITZERLAND 3.3%
     400    Nestle SA                          Food Products        828,652
   1,800    Swisscom AG                        Telecommunications   456,982
                                                                 ----------
                                                                  1,285,634
                                                                 ----------
            Total Common and Preferred Stocks
             (Cost $41,232,840)                                  37,957,721
                                                                 ----------

Principal   SHORT-TERM INVESTMENTS 2.6%
Amount
(in thousands) VARIABLE RATE DEMAND NOTES 2.6%
-------------
1,010,844   Chase U.S.                                            1,010,844
                                                                 ----------
            Total Short-Term Investments (Cost $1,010,844)        1,010,844
                                                                 ----------
            Total Investments (Cost $42,243,684) 99.5%           38,968,565
                                                                 ----------
            Other Assets, Less Liabilities 0.5%                     209,619
                                                                 ----------
            TOTAL NET ASSETS 100%                               $39,178,184
                                                                ===========

     <F1> Non-Income producing


                     See notes to the financial statements

 U.S. TREASURY MONEY MARKET FUND
 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2000


 Principal                                               Amortized
   Amount                                                   Cost
(in thousands)                                         (in thousands)
-------------                                          -------------
            U.S. TREASURIES 93.2
            U.S.TREASURY BONDS 13.4%
   $19,000     5.75%, 11/15/00                            $18,995

            U.S.TREASURY NOTES 18.7%
     4,000  8.50%, 11/15/00                                 4,003
     8,000  5.625%, 11/30/00                                7,996
     4,000  5.25%, 1/31/01                                  3,988
     5,500  7.75%, 2/15/01                                  5,521
     5,000  6.625%, 7/31/01                                 5,008
                                                        ---------
                                                           26,516
                                                        ---------
            U.S. TREASURY BILLS 61.1%
    16,000  5.16%, 11/09/00                                15,979
     4,000  6.08%, 11/16/00                                 3,990
     8,000  6.17%, 11/24/00                                 7,969
    16,000  5.35%, 12/07/00                                15,904
    13,000  5.97%, 12/14/00                                12,907
    11,000  6.27%, 12/28/00                                10,891
     8,500  6.22%, 1/18/01                                  8,385
    11,000  5.88%, 2/01/01                                 10,826
                                                        ---------
                                                           86,851
                                                        ---------

            Total U.S. Treasuries                         132,362
                                                        ---------


    Number
   of Shares
 (in thousands)
----------------
            INVESTMENT COMPANIES 6.5%
     2,390  Financial Square
               Treasury Obligation Portfolio                2,390
     6,933  Short-Term Investments Co.
               Treasury Tax Advantage Portfolio             6,933
                                                        ---------

            Total Investment Companies                      9,323
                                                        ---------

            Total Investments 99.7%                       141,685
                                                        ---------

            Other Assets, less Liabilities 0.3%               373
                                                        ---------

            NET ASSETS 100.0%                            $142,058
                                                        =========

                     See notes to the financial statements

EMERGING GROWTH FUND
CORE INTERNATIONAL EQUITY FUND
U.S. TREASURY MONEY MARKET FUND

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION
     Firstar Funds, Inc. ( the Company ) was incorporated on February 15, 1988, as a Wisconsin Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Emerging Growth, Core International Equity, and U.S. Treasury Money Market Funds ( the Funds ), are separate, diversified investment portfolios of the Company. The U.S. Treasury Money Market Fund commenced operations on April 29, 1991; the Emerging Growth Fund commenced operations on August 15, 1997; and the Core International Equity Fund commenced operations on November 4, 1999. Effective December 11, 2000 the Funds merged with the Firstar Stellar and Mercantile Funds. See footnote 7 for more information. The objective of the Emerging Growth Fund is capital appreciation through investments in securities in small-sized companies. The objective of the Core International Equity Fund is to provide maximum, long-term total return consistent with reasonable risk to principal, through investments in equity securities located outside the United States. The objective of the U.S. Treasury Money Market Fund is to seek current income with stability of principal.

    The costs, in thousands, incurred in connection with the organization, initial registration and public offering of shares aggregating $21 for the Emerging Growth Fund have been paid by the Fund. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

    The Company has issued four classes of Fund shares in each of the non-money market funds: Series A, Series B, Series Institutional and Series Y. At October 31, 2000 the Series Y shares had not been offered. The Series A shares are subject to a 0.25% service organization fee and an initial sales charge imposed at the time of purchase, in accordance with the Funds' prospectus. The maximum sales charge on Series A shares purchased in the Emerging Growth, and Core International Equity Fund is 5.50% of the offering price or 5.82% of the net asset value. The Series B shares are subject to a 0.25% service organization fee and a 0.75% distribution and service (12b-1) fee. The B shares are also subject to a contingent deferred sales charge at the time of redemption, in accordance with the Funds' prospectus. The maximum sales charge is 5% for redemptions in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and 0% thereafter. Each class of shares for each non-Money Market Fund has identical rights and priviliges except with respect to service organization fees paid by Series A and Series B shares, voting right on matters affecting a single class of shares and the exchange privileges of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES
    The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Investments in the money market funds and instruments with a maturity of 60 days or less are valued on the basis of amortized cost for financial reporting purposes and federal income tax purposes, which approximates market value. Variable rate demand notes and funding agreements are valued at cost which approximates market value. Open-end Investment company securities are valued at net asset value which approximates market value. Securities for which market quotations are not readily available and other assets are valued at fair market value as determined by the investment adviser under the supervision of the Board of Directors Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined through the consideration of other factors by or under the direction of the Board of Directors. Quotations of foreign securities in foreign currency are converted to United States ( U.S. ) dollar equivalent using the foreign exchange quotation in effect at the time net asset value is computed. Foreign securities held by the Core International Equity Fund may trade in local markets on days the U.S. exchanges are closed, and the Core International Fund's net asset value may, therefore, change on days when investors may not purchase or redeem \Fund shares.

b) Federal Income Taxes - It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

c) Income and Expenses - The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory, administration and certain shareholder service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Company's portfolios in proportion to their respective net assets, number of shareholder accounts, or net sales, where applicable. For Funds with more than one class of shares, net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day ( after adjusting for the current day's capital share activity of the respective class ).

d)  Distributions to Shareholders -
Dividends from net investment income of the U.S. Treasury Money Market are declared daily and paid monthly. Dividends from net investment income, if any, are declared and paid annually for the Emerging Growth and Core International Equity Funds. Distributions of net realized capital gains, if any, will be declared at least annually. Certain Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

e) When-Issued Securities - The Emerging Growth and Core International Equity Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. Each of these Funds records purchases of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other portfolio securities. Each of these Funds identifies and maintains at all times cash, cash equivalents or other liquid securities in an amount at least equal to the amount of outstanding commitments of when-issued securities.

f) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g) Foreign Currency Translations - The books and records of the Core International Equity Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liablities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, and income and expenses denominated in foreign currencies are translated on the respective dates of such transactions. Unrealized gains and losses on investments which result from changes in foreign currency exchange rates have been included in the unrealized net appreciation (depreciation) on investments. Foreign currency exchange gains and losses included in net appreciation (depreciation) on foreign currency and net realized gains and losses on foreign currency include foreign currency gains and losses between trade date and settlement date on investment securities transactions and foreign currency transactions; such amounts are considered net investment income (loss) for tax purposes. The portion of the foreign currrency gains and losses related to fluctuation in exchange rates between the initial purchase date and subsequent sale date of a security is included in realized gains and losses on investment transactions.

 h) Other - Investment and shareholder transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds. Interest income is recognized on an accrual basis. Discounts and premiums on securities are amortized over the life of the respective security. Discounts and premiums on securities with put provisions are amortized to the earlier of the put date or maturity. Realized gains and losses from investment transactions are determined by comparing the net sale proceeds to an identified cost basis. Transactions in capital shares at $1.00 per share for the U.S. Treasury Money Market Fund are shown in the Statement of Changes in Net Assets.

3.  CAPITAL SHARE TRANSACTIONS
  Transactions in thousands, of shares of the Funds were as follows:

                                     EMERGING GROWTH      CORE INTERNATIONAL
                                           FUND             EQUITY FUND<F1>
                                   -------------------     -----------------
                                  Amount        Shares     Amount    Shares
                                  ------        ------     ------    ------
PERIOD ENDED OCTOBER 31, 2000
Series A shares:
  Shares sold                      $2,005           192       $59         6
  Share issued to owners in
    reinvestment of dividends           0             0         0         0
  Shares redeemed                 (4,484)         (412)      (27)       (3)
                                ---------      --------   -------   -------
  Net increase (decrease)        $(2,479)         (220)       $32         3
                                =========      ========   =======   =======

Series B shares:
  Shares sold                        $322            26      $137        14
  Share issued to owners in
    reinvestment of dividends           0             0         0         0
  Shares redeemed                    (36)           (3)      (12)       (1)
                                ---------      --------   -------   -------
  Net increase (decrease)            $286            23      $125        13
                                =========      ========   =======   =======

Series Institutional shares:
  Shares sold                      50,106         4,143    42,811     4,290
  Share issued to owners in
    reinvestment of dividends           0             0        41         4
  Shares redeemed                (46,233)       (3,957)   (1,363)     (139)
                                ---------      --------   -------   -------
  Net increase (decrease)          $3,873           186   $41,489     4,155
                                =========      ========   =======   =======

YEAR ENDED OCTOBER 31, 1999
Series A shares:                   $3,655           379
  Shares sold
  Share issued to owners in
    reinvestment of dividends          15             1
                                  (6,228)         (657)
                                ---------      --------
  Net increase (decrease)        $(2,558)         (277)
                                =========      ========

Series B shares:
  Shares sold                          91            10
  Share issued to owners in
    reinvestment of dividends           0             0
  Shares redeemed                    (10)           (1)
                                ---------      --------
  Net increase (decrease)             $81             9
                                =========      ========

Series Institutional shares:
  Shares sold                     137,021        14,295
  Share issued to owners in
    reinvestment of dividends          56             5
  Shares redeemed                (54,262)       (5,665)
                                ---------      --------
  Net increase (decrease)         $82,815         8,635
                                =========      ========

<F1> Capital Share activity is for the period November 4, 1999 (commencement of operations) to October 31, 2000.


4.  INVESTMENT TRANSACTIONS
    The aggregate purchases and sales, in thousands, of securities, excluding short-term invesments, for the Funds ended October 31, 2000, were as follows:
(amounts in thousands)

                                       CORE
                     EMERGING     INTERNATIONAL
                      GROWTH          EQUITY
                       FUND            FUND
                    ---------        --------
Purchases:
      U.S. Government    $-             $-
      Other         221,181         27,518
    Sales:
      U.S. Government    $-             $-
      Other         233,940         10,338

   The initial investments of the Core International Equity Fund were contributed on a tax-free basis upon exchange of a pension trust assets for shares of the Core International Equity Fund. Tax Basis unrealized net appreciation as of November 4, 1999 ( date of the exchange) was $69, in thousands. For the period ended October 31, 2000, $118, in thousands, of tax basis net gains related to the conversion were realized. Tax basis unrealized depreciation related to the conversion was $49, in thousands, at October 31, 2000.

At October 31, 2000, gross unrealized appreciation and depreciation of investments for federal tax purposes, in thousands, were as follows:

                                       CORE
                     EMERGING     INTERNATIONAL
                      GROWTH          EQUITY
                       FUND            FUND
                    ---------        --------

    Appreciation    $41,601           $2,256
   (Depreciation)  (13,715)          (5,639)
                   --------          -------
    Net unrealized
    appreciation
    (depreciation)
    on investments  $27,886         $(3,383)
                    =======          =======

    At October 31, 2000, the cost of investments, in thousands, for federal income tax purposes was $181,732 and $42,482 for the Emerging Growth and the Core International Equity Funds, respectively. The difference between cost amounts for financial reporting and tax purposes is primarily due to timing differences in recognizing certain gains and losses on security transactions, and for the Core International Equity Fund the carryover basis for tax purposes from the pension trust exchange.


5.  INVESTMENT ADVISORY AND OTHER AGREEMENTS
    The Funds have entered into an Investment Advisory Agreement with Firstar Investment Research & Management Company (FIRMCO). FIRMCO Is a subsidiary of Firstar Corporation, a publicly held bank holding company. Pursuant to its Advisory Agreement with the Funds, the Adviser is entitled to receive a fee, calculated daily and payble monthly, at the annual rates presented below as applied to each Fund's daily net assets. FIRMCO has entered into a Sub-Advisory agreement with Glenemede Trust Company (the Sub-Advisor) for the Core International Equity Fund. Pursuant to the Sub-Advisory Agreement with FIRMCO, the Sub-Advisor is entitled to receive a fee from FIRMCO, calculated daily and payable monthly, at the annual rate presented below as applied to the Core International Equity Fund's daily net assets.

for the year ended October 31, 2000, FIRMCO voluntarily waived the following fees, in thousands, by Fund:

                  EMERGING           CORE          U.S. TREASURY
                   GROWTH       INTERNATIONAL       MONEY MARKET
                    FUND         EQUITY FUND            FUND
                    -----        -----------           ------
Annual Rate         0.75%        <F2><F3>              <F1>

Fees Waived           $ -            $196                $4

<F1>  FIRMCO is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% on the first $2 billion of each Fund's average daily net assets, and 0.40% of each Fund's average daily net assets in excess of $2 billion.

<F2>  FIRMCO is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% on the first $50 million of average daily net assets, and 1.05% of the Fund's average daily net assets in excess of $50 million.

<F3>  Pursuant to the sub-advisory agreements with FIRMCO, the sub-advisor is entitled to receive a fee from FIRMCO calculated daily and payable monthly, at the annual rate of 0.50% of the Fund's first $50 million of average daily net assets, and 0.30% of the Fund's average daily net assets in excess of $ 50 million.


    Chase Manhattan Bank serves as sub-custodian for the Core International Equity Fund. Firstar Bank Milwaukee, N.A. serves as custodian and Firstar Mutual Fund Services, LLC serves as transfer agent and accounting services agent for all the Funds. Both companies are affiliates of FIRMCO.

    The Company has entered into a Co-Administration Agreement with Quasar Distributors LLC (Quasar) and Firstar Mutual Fund Services, LLC (the Co-Administrator) for certain administrative services. Quasar is a subsidiary of Firstar Corporation, a publicaly held bank holding company. Pursuant to the Co-Administration Agreement with the Company, the Co-Administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion.

    The Company has entered into Servicing Agreements with certain Service Organizations, including FIRMCO affiliates, for the non-money market Series A and Series B classes of shares. The Service Organizations are entitled to receive fees from the Funds up to the annual rate of 0.25% of the average daily net asset value of the Series A and Series B Shares for certain support and/or distribution services to customers of the Service Organizations who are beneficial owners of Series A and Series B Shares. These services may include assisting customers in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; and providing information periodically to customers showing their positions in Series A and Series B Shares. Service Organization fees, in thousands, incurred by the Emerging Growth and Core International Equity Funds aggregated $29 and $0, respectively, for the periods ended October 31, 2000.

    The Funds have adopted a Service and Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 for the Series A, the Series B and the money market funds' shareholders. The Funds paid no 12b-1 fees with respect to the Series A Shares or the money market funds for the current fiscal year. The Funds paid 0.75% in 12b-1 fees with respect to Series B Shares for the current fiscal year. For the fiscal year ended October 31, 2000 the Emerging Growth and Core International Equity Funds incurred expenses, in thousands, of $2 and $0, respectively.

    Each Director of the Company who is not affiliated with FIRMCO receives an annual fee from the Company for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in any one of the Firstar Funds ( with the exception of the MicroCap Fund ) or in 90-day U.S. Treasury bills. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Firstar Funds or 90-day U.S. Treasury bills. The Funds maintain their proportianate share of the Company's liability for deferred fees.

6.  FOREIGN SECURITIES
    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7. At meetings held on June 16, 2000 and July 13, 2000, the Board of Directors of Firstar Funds, Inc. ("Firstar Funds") approved (i) an Agreement and Plan of Reorganization providing for the acquisition of Mercantile Mutual Funds, Inc. ("Mercantile Funds") by Firstar Funds, (ii) an Agreement and Plan of Reorganization providing for the acquisition of Firstar Stellar Funds ("Stellar Funds") by Firstar Funds, and (iii) an Agreement and Plan of Reorganization providing for the acquisition of Firstar Select Funds ("Select Funds") by Firstar Funds. The Board of Directors and shareholders of Mercantile Funds (other than the Mercantile Conning Money Market Portfolio) and Select Funds and the Board of Trustees and shareholders of Stellar Funds each ratified their applicable agreements.

      On November 27, 2000, certain portfolios of the Firstar Funds, including newly formed shell portfolios (which were organized solely to acquire the assets and continue the business of certain portfolios of Mercantile Funds, Stellar Funds and Select Funds) merged with certain portfolios of Mercantile Funds and Stellar Funds. On December 11, 2000, certain other portfolios of Mercantile Funds (other than the Mercantile Conning Money Market Portfolio), Stellar Funds and Select Funds merged into shell portfolios of Firstar Funds. Below is a table (in thousands) that illustrates the specifics of the mergers related to the funds in these financial statements.


------------------------------------------------------------------------------------------------------------------------
                                     VALUE OF NET       SHARES                   UNREALIZED
                                        ASSETS        ISSUED TO                 GAIN/(LOSS)
                                      TRANSFERRED    SHAREHOLDERS   EFFECTIVE    OF MERGING
 MERGING FUND                         BY MERGING       OF FUND       DATE OF    FUND AT TIME   TAX STATUS   NEW FIRSTAR
     NAME         FUND MERGED INTO       FUND        MERGED INTO     MERGER      OF MERGER    OF TRANSFER    FUNDS NAME
------------------------------------------------------------------------------------------------------------------------
Firstar U.S.     Firstar Stellar     $ 133,616                     11/27/2000  $ -            Non-taxable  Firstar U.S.
Treasury Money   Treasury <F1>                                                                             Treasury
Market                                                                                                     Money Market
------------------------------------------------------------------------------------------------------------------------
                     Series                           133,616
                 Institutional
------------------------------------------------------------------------------------------------------------------------
Firstar          Mercantile Small    $ 198,507                     11/27/2000                 Non-taxable
Emerging Growth  Cap Equity <F1>                                                                           Cap Core
Fund                                                                                                       Equity
------------------------------------------------------------------------------------------------------------------------
                     Retail A                             801
------------------------------------------------------------------------------------------------------------------------
                     Retail B                              31
------------------------------------------------------------------------------------------------------------------------
                     Institutional                     14,504
------------------------------------------------------------------------------------------------------------------------
Firstar Core     Mercantile          $  37,900                     11/27/2000                 Non-taxable
International    International                                                                             International
Equity           Equity <F1>                                                                               Growth
------------------------------------------------------------------------------------------------------------------------
                    Retail A                                2
------------------------------------------------------------------------------------------------------------------------
                    Retail B                                9
------------------------------------------------------------------------------------------------------------------------
                    Institutional                       2,952
------------------------------------------------------------------------------------------------------------------------
  <F1>    Accounting survivor; performance history carries over.

8.   Distributions

     On November 21, 2000 the Emerging Growth and Core International Equity
Funds declared net realized gains to be paid to shareholders of record on November 20, 2000. The funds hereby declare the following amounts as long-term capital gain distributions for purposes of the dividends paid deduction:

                            Long-Term Capital Gain         per share
                            ----------------------         ---------
Emerging Growth Fund            $10,485,253               0.65493192

Core International Equity Fund      $21,912               0.00525226


     The following short-term capital gains were also distributed on November
21, 2000 to the shareholders of record on November 20, 2000:

                            Long-Term Capital Gain         per share
                            ----------------------         ---------
Emerging Growth Fund            $12,101,986               0.75591662

Core International Equity Fund     $393,225               0.09425514


REPORT OF THE INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Firstar Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Firstar U.S. Treasury Money Market Fund, Firstar Emerging Growth Fund and Firstar Core International
Equity Fund at (three of the portfolios comprising Firstar Funds, Inc. hereafter referred to as the "Funds") October 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, all in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Funds' management; our responsibility is to expression an opinion on these financial statements based on other audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
December 29, 2000



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